UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ	08054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MRLN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders of Marlin Business Services Corp. (the “Company”) held on Wednesday, June 2, 2021, at 9:00 a.m., Eastern time (the “2021 Annual Meeting”), shareholders holding 11,119,520 shares of the Company’s common stock, par value $0.01 per share, were present, individually or by proxy, representing approximately 92.6% of the 12,013,245 shares of the Company’s common stock that were issued and outstanding as of April 15, 2021, the record date for the 2021 Annual Meeting.

At the 2021 Annual Meeting, the Company’s shareholders (i) elected Messrs. John J. Calamari, Lawrence J. DeAngelo, Scott A. Heimes, Jeffrey A. Hilzinger, Matthew J. Sullivan, J. Christopher Teets and James W. Wert, as directors, each to serve until the Company’s 2022 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, or until their earlier death, retirement or resignation (the “Director Election Proposal”), (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K (the “Say on Pay Proposal”), (iii) approved an amendment to the Corporation’s 2019 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance thereunder by 750,000 shares (the “Equity Compensation Plan Proposal”) and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (the “Ratification of Auditors Proposal”).

Votes cast at the 2021 Annual Meeting were as follows:

PROPOSAL #1: DIRECTOR ELECTION PROPOSAL

	For	Withheld
John J. Calamari	8,142,764	1,441,289
Lawrence J. DeAngelo	6,754,334	2,829,719
Scott A. Heimes	9,239,660	344,393
Jeffrey A. Hilzinger	9,202,361	381,692
Matthew J. Sullivan	8,135,726	1,448,327
J. Christopher Teets	9,049,293	534,760
James W. Wert	8,103,862	1,480,191

There were 1,535,467 broker non-votes with respect to Proposal #1.

PROPOSAL #2: SAY ON PAY PROPOSAL

For	Against	Abstain	Broker Non-Votes
9,285,395	291,020	7,638	1,535,467

PROPOSAL #3: EQUITY COMPENSATION PLAN PROPOSAL

For	Against	Abstain	Broker Non-Votes
9,437,879	140,468	5,706	1,535,467

PROPOSAL #4: RATIFICATION OF AUDITORS PROPOSAL

For	Against	Abstain
11,112,641	4,792	2,087

There were no broker non-votes with respect to Proposal #4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.

Date: June 3, 2021	By:	/s/ Ryan Melcher
	Name:	Ryan Melcher
	Title:	Senior Vice President, General Counsel and Corporate Secretary